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                                                                     EXHIBIT 24


                                POWER OF ATTORNEY

         Each person whose signature appears below appoints Robert L. Cole and David A. Wilson, as such person's true and lawful attorney to execute in the name of each such person, a Registration Statement of Form S-8 registering under the Securities Act of 1933, as amended, common shares to be sold under the PSB Group, Inc. 2004 Stock Compensation Plan; and to file any amendments to that Registration Statement that such attorney may deem necessary or desirable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission with respect thereto; and each of the undersigned hereby ratifies all that said attorney will do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney and has been signed by the following persons on the date indicated opposite his/her name.



                  Signature                                  Title                                             Date
                  ---------                                  -----                                             -----
/s/Robert L. Cole                                         President, Chief Executive Officer          August 19, 2004
--------------------------------------------              (Principal Executive Officer)
Robert L. Cole                                            and Director


/s/David L. Wood                                          Chairman of the Board                       August 19, 2004
--------------------------------------------              and Director
David L. Wood


/s/James B. Jacobs                                        Director                                    August 19, 2004
--------------------------------------------
James B. Jacobs


/s/Michael J. Kowalski                                    Director                                    August 19, 2004
--------------------------------------------
Michael J. Kowalski


/s/Longine V. Morawski                                    Director                                    August 19, 2004
--------------------------------------------
Longine V. Morawski


/s/Sydney L. Ross                                         Director                                    August 19, 2004
--------------------------------------------
Sydney L. Ross


/s/Edward H. Turner                                       Director                                    August 19, 2004
--------------------------------------------
Edward H. Turner
